                                                                    EXHIBIT 10.1

                                             AMENDMENT NO. 1 dated as of July
                                    31, 2002 (this "Amendment"), to the Credit
                                    Agreement dated as of August 1, 2001 (the
                                    "Credit Agreement"), among WRIGHT MEDICAL
                                    GROUP, INC., a Delaware corporation, WRIGHT
                                    MEDICAL TECHNOLOGY, INC., a Delaware
                                    corporation, the LENDERS from time to time party thereto, and JPMORGAN CHASE BANK, a New York banking corporation formerly known as The Chase Manhattan Bank, as administrative agent and collateral agent for such lenders and as issuing bank.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Section 5.07 of the Credit Agreement requires Holdings and the Borrower to maintain in full force and effect certain levels of insurance with respect to, among other things, their and their subsidiaries' properties and products liability risks. In particular, Section 5.07 of the Credit Agreement requires that Holdings and the Borrower maintain with the same or other financially sound and reputable insurance companies the products liability insurance that was in existence on the Effective Date of the Credit Agreement.

                  C. Holdings and the Borrower have informed the Administrative Agent that, as a result of significant increases in the premiums for their insurance policies, in their reasonable business judgment, it would be commercially reasonable and prudent, and it would be consistent with general industry practice, to reduce the current amount of their insurance coverages and/or to increase the current deductibles thereunder. Accordingly, Holdings and the Borrower have informed the Administrative Agent they seek an amendment of
Section 5.07 of the Credit Agreement as set forth herein.

                  D. The Required Lenders are willing to agree to such amendment pursuant to the terms and subject to the conditions set forth herein.

                  E. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment. Section 5.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 5.07. Insurance. Each of Holdings and the Borrower will, and will cause each of the Subsidiaries to, at all times maintain in full force and effect, with financially sound and reputable insurance companies, products liability insurance and insurance on all property owned, occupied or controlled by it in at least such amounts (including deductibles) and against at least such risks insured against in the same general area by companies engaged in the same or a similar business and such other insurance as may be required by law. Each of Holdings and the Borrower will, and will cause each Subsidiary to, furnish to the Administrative Agent, upon written request of the Administrative Agent, a summary of the insurance carried together with certificates of insurance and other evidence of such insurance, if any, naming the Administrative Agent as an additional insured and/or loss payee.

                  SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date that the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders.

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

                  SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

                  SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                     WRIGHT MEDICAL GROUP INC.,



                                     by
                                            /s/ F. Barry Bays
                                            -----------------------------------
                                            Name: F. Barry Bays
                                            Title: President, Chief Executive
                                            Officer, and Director


                                     WRIGHT MEDICAL TECHNOLOGY,
                                     INC.,



                                     by
                                            /s/ John K. Bakewell
                                            -----------------------------------
                                            Name: John K. Bakewell
                                            Title: Executive Vice-President and
                                            Chief Financial Officer


                                     JPMORGAN CHASE BANK,
                                     as a Lender, as Administrative Agent,
                                     Collateral Agent and Issuing Bank,



                                     by
                                            /s/ Robert Bottamedi
                                            -----------------------------------
                                            Name: Robert Bottamedi
                                            Title: Vice-President

                                                              SIGNATURE PAGE TO
                                                    AMENDMENT NO. 1 DATED AS OF
                                                   JULY 31, 2002, TO THE WRIGHT
                                                MEDICAL TECHNOLOGY, INC. CREDIT
                                                          AGREEMENT DATED AS OF
                                                                 AUGUST 1, 2001


Name of Lender: Fleet National Bank
               ---------------------------------------------------------



               by /s/ Garth J. Collins
                  ------------------------------------------------------
                  Name: Garth J. Collins
                  Title: Senior Vice President


Name of Lender: U.S. Bank National Association
               ---------------------------------------------------------



               by /s/ Christopher W. Rupp
                  ------------------------------------------------------
                  Name: Christopher W. Rupp
                  Title: Assistant Vice President


Name of Lender: Credit Suisse First Boston
               ---------------------------------------------------------



               by /s/ Robert Hetu               /s/ Kristin Lepri
                  ------------------------------------------------------
                  Name: Robert Hetu               Kristin Lepri
                  Title: Director                 Associate


Name of Lender: SunTrust Bank, Inc.
               ---------------------------------------------------------



               by /s/ W. Brooks Hubbard
                  ------------------------------------------------------
                  Name: W. Brooks Hubbard
                  Title: Director

                                             AMENDMENT NO. 2 dated as of May 23,
                                    2003 (this "Amendment"), to the Credit
                                    Agreement dated as of August 1, 2001, as amended by Amendment No. 1 dated as of July 31, 2002 (the "Credit Agreement"), among WRIGHT MEDICAL GROUP, INC., a Delaware corporation, WRIGHT MEDICAL TECHNOLOGY, INC., a Delaware corporation, the LENDERS from time to time party thereto, and JPMORGAN CHASE BANK, a New York banking corporation formerly known as The Chase Manhattan Bank, as administrative agent and collateral agent for such lenders and as issuing bank.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Holdings has informed the Administrative Agent that it intends to establish a new investment policy, approved by its Board of Directors on October 24, 2002, for the investment of temporarily idle or surplus funds of Holdings, the Borrower and the Subsidiaries (such policy, and any other similar policy from time to time approved by the Board of Directors of Holdings and reasonably acceptable to the Administrative Agent being referred to as the "Investment Policy").

                  C. Holdings also has informed the Administrative Agent that certain foreign Subsidiaries intend to sell certain of their accounts receivable.

                  D. Accordingly, Holdings and the Borrower have informed the Administrative Agent that they seek amendments of Section 1.01, Section 6.01(a)(vii), Section 6.04(a) and Section 6.05(d) of the Credit Agreement as set forth herein.

                  E. The Required Lenders are willing to agree to such amendments pursuant to the terms and subject to the conditions set forth herein.

                  F. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement, as amended hereby.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) The definitions of "Italian Receivables Subsidiary" and "Italian Receivables Program" are deleted in their entirety.

                  (ii) The following definitions are inserted in their proper alphabetical order:

                           "Foreign Receivables Subsidiary" means Cremascoli or
                  any subsidiary of Cremascoli organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

                           "Foreign Receivables Program" means the sale of
                  accounts receivable by a Foreign Receivables Subsidiary pursuant to a program reasonably acceptable to the Administrative Agent and any amendment, modification or replacement of such program; provided that any such amendment, modification or replacement shall not be materially adverse to the interests of the Lenders and shall also be subject to the prior written approval of the Administrative Agent.

                  (iii) The definition of "Permitted Investments" is hereby amended and restated in its entirety to read as follows:

                           "Permitted Investments" means:

                           (a) direct obligations of, or obligations the
                  principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency or instrumentality thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within 36 months from the date of acquisition thereof;

                           (b) investments in commercial paper maturing within
                  nine months from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

                           (c) investments in certificates of deposit, banker's
                  acceptances and time deposits maturing within six months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof (a "U.S. Commercial Bank") that, at such date of issuance, guarantee or placement, has a long term rating of A or better by S&P or Moody's, is a member of the Federal Deposit Insurance Corporation and is among the 50 largest U.S. Commercial Banks ranked according to total assets;

                           (d) Eurodollar time deposits maturing within 14 days
                  from the date of acquisition thereof placed with any international commercial bank that, at such date of placement, has a long term rating of A or better by S&P or Moody's or a comparable rating by a comparable rating agency and that is among the 50 largest international banks ranked according to total assets;

                           (e) fully collateralized repurchase agreements with a
                  term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

                           (f) tax exempt securities, in an aggregate amount not
                  to exceed $10,000,000 at any time outstanding, maturing within 15 months from the date of acquisition thereof and having, at such date of acquisition, a rating of AA or better by S&P and Aa or better by Moody's;

                           (g) corporate bonds, in an aggregate amount not to
                  exceed $10,000,000 at any time outstanding, maturing within 36 months from the date of acquisition thereof and having, at such date of acquisition, a rating of AA or better by S&P and Aa or better by Moody's;

                           (h) floating rate notes, in an aggregate amount not
                  to exceed $10,000,000 at any time outstanding, maturing within 24 months from the date of acquisition thereof and having, at such date of acquisition, a rating of AA or better by S&P and Aa or better by Moody's; and

                           (i) shares of money market mutual, money market
                  preferred, or similar funds, in an aggregate amount not to exceed $25,000,000 at any time outstanding, having assets in excess of $500,000,000 and which invest substantially all of their assets in investments satisfying the requirements of clauses (a) through (h) of this definition.

                  (b) Section 6.01(a)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (vii) Indebtedness of the Foreign Receivables
                  Subsidiaries in connection with the Foreign Receivables Programs in an amount not to exceed (Euro)20,000,000;

                  (c) Section 6.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (a) Permitted Investments held in accordance with the
                  Investment Policy (as defined in Amendment No. 2 dated as of May 23, 2003, to the Agreement);

                  (d) Section 6.05(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (d) sales of accounts receivable of the Foreign
                  Receivables Subsidiaries in connection with the Foreign Receivables Programs;

                  SECTION 2. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date that the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders.

                  SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

                  SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

                  SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                     WRIGHT MEDICAL GROUP, INC.,



                                     by /s/ F. Barry Bays
                                        ---------------------------------------
                                        Name: F. Barry Bays
                                        Title: President and CEO


                                     WRIGHT MEDICAL TECHNOLOGY,
                                     INC.,



                                     by /s/ John Bakewell
                                        ---------------------------------------
                                        Name: John Bakewell
                                        Title: Executive Vice President and
                                        CFO


                                     JPMORGAN CHASE BANK,
                                     as a Lender, as Administrative Agent,
                                     Collateral Agent and Issuing Bank,



                                     by /s/ Jim Ely
                                        ---------------------------------------
                                        Name: Jim Ely
                                        Title: Managing Director

                                                              SIGNATURE PAGE TO
                                                    AMENDMENT NO. 2 DATED AS OF
                                                    MAY 23, 2003, TO THE WRIGHT
                                                MEDICAL TECHNOLOGY, INC. CREDIT
                                                          AGREEMENT DATED AS OF
                                                                 AUGUST 1, 2001


Name of Lender: Credit Suisse First Boston, acting through its
                Cayman Island Branch
                ---------------------------------------------------------------



                by /s/ Christopher Lally
                   -------------------------------------------
                   Name: Christopher Lally
                   Title: Vice President



                by /s/ Jennifer A. Pieza
                   -------------------------------------------
                   Name: Jennifer A. Pieza
                   Title: Associate


Name of Lender: Fleet National Bank
               -----------------------------------------------



                by /s/ G. J. Collins
                   -------------------------------------------
                   Name: G. J. Collins
                   Title: Senior Vice President


Name of Lender: Sun Trust Bank
               -----------------------------------------------



                by /s/ Cathy Hunnicutt
                   -------------------------------------------
                   Name: Cathy Hunnicutt
                   Title: Portfolio Manager


Name of Lender: U.S. Bank
               -----------------------------------------------



                by /s/ David Nussbaum
                   -------------------------------------------
                   Name: David Nussbaum
                   Title: Banking Officer